SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C, 20549

                               ____________________


                                    FORM 8-K/A

                                  AMENDMENT NO. 1

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):          February 14, 1994
   ____________________________________________________________________________




                             GFC FINANCIAL CORPORATION
              (Exact name of registrant as specified in its charter)



        DELAWARE                             1-11011                 86-0695381
   ____________________________________________________________________________
   (State or Other Jurisdiction             Commission         (I.R.S. Employer
          of Incorporation)                File Number)     Identification No.)



   DIAL CORPORATE CENTER, PHOENIX, ARIZONA                                85077
   ____________________________________________________________________________
   (Address of principal executive offices)                          (Zip Code)


   Registrant's telephone number, including area code:             602/207-6900
                                                     __________________________



   Item 7.   Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

        (b) Stock Purchase Agreement dated as of February 14, 1994 among GFC Financial Corporation, Greyhound Financial Corporation, a wholly-owned subsidiary of GFC Financial Corporation, and Fleet Financial Group, Inc. for the purchase of Fleet Factors Corp.

        (c) Fifth Amendment and Restatement, dated as of May 18, 1993, of Credit Agreement dated as of May 31, 1976 among Greyhound Financial Corporation, Bank of America National Trust and Savings Association, Chemical Bank and Citibank, N.A., as agents, and the financial institutions listed.

             Any Schedules, Annex's and Exhibits to such Agreements not filed herewith will be provided to the Commission upon request.

   ________
   (a) previously filed.

                                    SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.




                             GFC FINANCIAL CORPORATION

                                   (Registrant)



   Dated:  February 18, 1994   By    /s/  Bruno A. Marszowski
                                 ----------------------------------------------
                                 Bruno A. Marszowski, Vice President-Controller Principal Financial Officer/Authorized Officer